Exhibit 10.2

SUBSCRIPTION AGREEMENT

UNIVERSAL MOVERS CORPORATION

125 Beech Hall Road

London, Greater London E4 9NN, UK

Telephone No.: +44 20 3734 7531

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock, par value $0.001 per share (the “Shares”), of Universal Movers Corporation, a Nevada corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated _________________, 2013 in the United States Securities and Exchange Commission Registration Statement on Form S-1, to which this Subscription Agreement is attached.

This Subscription Agreement is for the purchase of shares of common stock of the Company from the Company’s offering of 3,000,000 shares in the Company’s Prospectus, at an offering price of $0.02 per share.

Total number of shares subscribed for at $0.02 per share:  ________________ shares.

Amount paid with this Subscription Agreement at a price of $0.02 per Share: US $__________________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of ______________, 2013.

Name of Entity (for purchasers which are entities only):
Signature:
Print Name:
Print Title (for purchasers which are entities only):
Address:
Telephone No.:
E-mail Address:
Subscriber’s US Social Security Number or identification number of home jurisdiction:
Signature of Co-owners, if applicable:
Name as it should appear on the Certificate:
If Joint Ownership, check one (all parties must sign above): [ ] Joint Tenants with Right of Survivorship [ ] Tenants in Common [ ] Community Property

If Fiduciary or Business Entity check one:

[  ] Trust    [  ] Estate    [  ] Corporation    [  ] Limited Liability Company    [  ] Partnership    [  ] Other

Authorized Person __________________________    Capacity____________________________

PAYMENT BY CHECK OR MONEY ORDER INSTRUCTIONS

If Subscriber wishes to pay the purchase price of his or her Shares by check, all checks or money orders shall be made payable to:  Universal Movers Corporation, 125 Beech Hall Road, London, Greater London E4 9NN UK. Telephone number: +44 20 3734 7531. If Subscriber wishes to pay the purchase price of his or her shares by wire transfer, they can contact the company for instructions.

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Universal Movers Corporation this

______day of ________________, 2013.

UNIVERSAL MOVERS CORPORATION

By: _______________________________________

       Name:  Shahzad Ahmed

       Title: President and Chief Executive Officer